Exhibit 99.1

press release

Paylocity Announces First Quarter Fiscal Year 2022 Financial Results

•         Q1 2022 Recurring & Other Revenue of $180.8 million, up 34% year-over-year

•         Q1 2022 Total Revenue of $181.7 million, up 34% year-over-year

SCHAUMBURG, IL. – November 4, 2021 – Paylocity Holding Corporation (Nasdaq: PCTY), a leading provider of cloud-based HR and payroll software solutions, today announced financial results for the first quarter of fiscal year 2022, which ended September 30, 2021.

“We are off to a very strong start in fiscal 2022 with recurring and total revenue up 34% versus Q1 of last fiscal. Our value proposition of providing the most modern platform in the industry is resonating with clients and prospects of all sizes. During the quarter we also completed the acquisition of Blue Marble, a leading global payroll provider, to further support companies in managing and paying their employees outside the U.S.  In October we also held our virtual Elevate Client Conference where we hosted a record number of attendees and highlighted numerous enhancements across our product suite,” said Steve Beauchamp, Chief Executive Officer of Paylocity.

First Quarter Fiscal 2022 Financial Highlights

Revenue:

•	Total revenue was $181.7 million, an increase of 34% from the first quarter of fiscal year 2021.

•	Recurring & other revenue was $180.8 million, an increase of 34% from the first quarter of fiscal year 2021.

Operating Income:

•	GAAP operating income was $10.3 million and Non-GAAP operating income was $36.2 million in the first quarter of fiscal year 2022.

Net Income:

•	GAAP net income was $30.9 million or $0.55 per share for the three months ended September 30, 2021 based on 56.5 million diluted weighted average common shares outstanding.

Adjusted EBITDA:

•	Adjusted EBITDA, a non-GAAP measure, was $46.1 million in the first quarter of fiscal year 2022.

Balance Sheet and Cash Flow:

•	Cash, cash equivalents and invested corporate cash totaled $69.6 million as of the end of the quarter.

•	Cash flow from operations for the first quarter of fiscal year 2022 was ($4.1) million compared to ($1.6) million for the first quarter of fiscal year 2021.

A reconciliation of GAAP to non-GAAP financial measures has been provided in this press release, including the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of November 4, 2021, Paylocity is issuing guidance for the second quarter and full fiscal year 2022 as indicated below.

Second Quarter 2022:

•	Total revenue is expected to be in the range of $185.5 million to $189.5 million, which represents approximately 27% - 30% growth over fiscal 2021 second quarter revenue.

•	Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $39.0 million to $42.0 million.

Fiscal Year 2022:

•	Total revenue is expected to be in the range of $815.0 million to $820.0 million, which represents approximately 29% growth over fiscal year 2021 revenue.

•	Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $216.0 million to $220.0 million.

We are unable to reconcile forward-looking non-GAAP Adjusted EBITDA to its directly comparable GAAP financial measure because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Conference Call Details

Paylocity will host a conference call to discuss its first quarter fiscal year 2022 results at 4:30 p.m. Central Time today (5:30 Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations Web site at www.paylocity.com. Participants who choose to call in to the conference call can do so by dialing (855) 226-3021 or (315) 625-6892, passcode 9393553. A replay of the call will be available and archived via webcast at www.paylocity.com.

About Paylocity

Paylocity is a leading provider of cloud-based HR and payroll software solutions headquartered in Schaumburg, IL. Founded in 1997 and publicly traded since 2014, Paylocity offers an intuitive, easy-to-use product suite that helps businesses tackle today’s challenges while moving them toward the promise of tomorrow. Known for its unique culture and consistently recognized as one of the best places to work, Paylocity accompanies its clients on the journey to create great workplaces and help people achieve their best through automation, data-driven insights, and engagement. For more information, visit www.paylocity.com.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including Adjusted EBITDA, adjusted gross profit, non-GAAP operating income, non-GAAP net income, non-GAAP net income per share, non-GAAP sales and marketing, non-GAAP total research and development and non-GAAP general and administrative and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We define Adjusted EBITDA as net income (loss) before interest expense, income tax expense (benefit), and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and other items as described later in this release. Adjusted gross profit is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and amortization of capitalized internal-use software costs. Non-GAAP operating income is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP sales and marketing expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises. Non-GAAP general and administrative expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP net income and non-GAAP net income per share are adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release, including the income tax effect on these items, the valuation allowance release, excess tax benefit related to employee stock-based compensation payments and the impact of tax reform. Non-GAAP total research and development is adjusted for capitalized internal-use software costs and to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and acquisition-related costs. Free cash flow is defined as net cash provided by operating activities less capitalized internal-use software costs, purchase of property and equipment and lease allowances used for tenant improvements. Please note that other companies may define their non-GAAP financial measures differently than we do. Management presents certain non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, the inclusion of the non-GAAP financial measures should provide consistency in the company’s financial reporting. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release.

Safe Harbor/Forward Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding Paylocity’s future operations, ability to scale its business, future financial position and performance, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “seek” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about management's estimates regarding future revenues and financial performance and other statements about management’s beliefs, intentions or goals. Paylocity may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on Paylocity’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to the possibility that the anticipated synergies of the unified solution through Paylocity’s acquisition of Blue Marble may not be achieved after closing; general economic conditions in regions in which Paylocity and Blue Marble Payroll do business, including the ongoing impact of the novel coronavirus disease (“COVID-19”) on the U.S. and the global economy, including reductions in interest rates, business disruptions, reductions in employment and an increase in business failures that have occurred or may occur in the future; the continuing impact of COVID-19 on Paylocity’s employees and clients and Paylocity’s ability to provide services to its clients and respond to their needs; Paylocity’s ability to retain existing clients and to attract new clients to enter into subscriptions for its services; Paylocity’s ability to sell new products and retain subscriptions for its existing products to its new and existing clients; the challenges associated with a growing company’s ability to effectively service clients in a dynamic and competitive market; challenges associated with expanding and evolving a sales organization to effectively address new geographies and products and services; Paylocity’s reliance on and ability to expand its referral network of third parties; difficulties associated with accurately forecasting revenue and appropriately planning expenses; challenges with managing growth effectively; difficulties in forecasting Paylocity’s tax position; risks related to regulatory, legislative and judicial uncertainty in Paylocity’s markets; continued acceptance of SaaS as an effective method for delivery of payroll and HCM solutions; Paylocity’s ability to protect and defend its intellectual property; the risk that Paylocity’s security measures are compromised or the unauthorized access to customer data; unexpected events in the market for Paylocity’s solutions; changes in the competitive environment in Paylocity’s industry and the markets in which it operates; adverse changes in general economic or market conditions; changes in the employment rates of Paylocity’s clients and the resultant impact on revenue; the possibility that Paylocity or Blue Marble Payroll may be adversely affected by other economic, business, and/or competitive factors; and other risks and potential factors that could affect Paylocity’s business and financial results identified in Paylocity’s filings with the Securities and Exchange Commission (the “SEC”), including its 10-K filed with the SEC on August 6, 2021. Additional information will also be set forth in Paylocity’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Paylocity makes with the SEC. These forward-looking statements represent Paylocity’s expectations as of the date of this press release. Subsequent events, including events relating to the COVID-19 pandemic and its severity, duration and ultimate impact, may cause these expectations to change, and Paylocity disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Balance Sheets

(in thousands, except per share data)

	June 30,	September 30,
	2021	2021
Assets
Current assets:
Cash and cash equivalents	$202,287	$66,431
Corporate investments	4,456	3,151
Accounts receivable, net	6,267	8,094
Deferred contract costs	44,230	46,928
Prepaid expenses and other	15,966	21,903
Total current assets before funds held for clients	273,206	146,507
Funds held for clients	1,759,677	3,185,520
Total current assets	2,032,883	3,332,027
Capitalized internal-use software, net	45,018	48,719
Property and equipment, net	59,835	62,265
Operating lease right-of-use assets	43,984	44,249
Intangible assets, net	13,027	37,175
Goodwill	33,650	68,022
Long-term deferred contract costs	170,663	179,079
Long-term prepaid expenses and other	4,223	7,399
Deferred income tax assets	11,602	32,602
Total assets	$2,414,885	$3,811,537

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,230	$6,910
Accrued expenses	103,109	81,017
Total current liabilities before client fund obligations	107,339	87,927
Client fund obligations	1,759,677	3,185,520
Total current liabilities	1,867,016	3,273,447
Long-term operating lease liabilities	67,201	66,684
Other long-term liabilities	1,958	1,905
Deferred income tax liabilities	1,780	1,928
Total liabilities	$1,937,955	$3,343,964
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 authorized, no shares issued and outstanding at June 30, 2021 and September 30, 2021	$—	$—
Common stock, $0.001 par value, 155,000 shares authorized at June 30, 2021 and September 30, 2021; 54,594 shares issued and outstanding at June 30, 2021 and 55,019 shares issued and outstanding at September 30, 2021	55	55
Additional paid-in capital	241,718	201,504
Retained earnings	235,091	266,023
Accumulated other comprehensive income (loss)	66	(9)
Total stockholders' equity	$476,930	$467,573
Total liabilities and stockholders’ equity	$2,414,885	$3,811,537

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Statements of Operations and Comprehensive Income

(in thousands, except per share data)

	Three Months Ended September 30,
	2020	2021
Revenues:
Recurring and other revenue	$134,875	$180,824
Interest income on funds held for clients	919	873
Total revenues	135,794	181,697
Cost of revenues	49,380	63,249
Gross profit	86,414	118,448
Operating expenses:
Sales and marketing	37,674	49,885
Research and development	18,647	23,076
General and administrative	26,644	35,235
Total operating expenses	82,965	108,196
Operating income	3,449	10,252
Other expense	(257)	(117)
Income before income taxes	3,192	10,135
Income tax benefit	(9,268)	(20,797)
Net income	$12,460	$30,932
Other comprehensive loss, net of tax	(223)	(75)
Comprehensive income	$12,237	$30,857

Net income per share:
Basic	$0.23	$0.56
Diluted	$0.22	$0.55

Weighted-average shares used in computing net income per share:
Basic	54,015	54,810
Diluted	56,050	56,506

Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises for each of the three months ended September 30 are included in the above line items:

	Three Months Ended September 30,
	2020	2021
Cost of revenues	$2,403	$3,527
Sales and marketing	4,348	6,020
Research and development	2,851	4,774
General and administrative	7,135	9,435
Total stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	$16,737	$23,756

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended
	September 30,
	2020	2021
Cash flows from operating activities:
Net income	$12,460	$30,932
Adjustments to reconcile net income to net cash used in operating activities:
Stock-based compensation expense	14,277	19,559
Depreciation and amortization expense	10,235	11,322
Deferred income tax benefit	(9,268)	(20,827)
Provision for credit losses	56	38
Net accretion of discounts and amortization of premiums on available-for-sale securities	133	90
Amortization of debt issuance costs	37	44
Other	31	27
Changes in operating assets and liabilities:
Accounts receivable	195	(173)
Deferred contract costs	(10,409)	(11,114)
Prepaid expenses and other	(2,144)	(9,807)
Accounts payable	1,611	1,567
Accrued expenses and other	(18,781)	(25,790)
Net cash used in operating activities	(1,567)	(4,132)
Cash flows from investing activities:
Purchases of available-for-sale securities	—	(135,849)
Proceeds from sales and maturities of available-for-sale securities	37,493	9,648
Capitalized internal-use software costs	(7,884)	(9,159)
Purchases of property and equipment	(2,045)	(3,220)
Acquisition of business, net of cash acquired	—	(59,581)
Net cash provided by (used in) investing activities	27,564	(198,161)
Cash flows from financing activities:
Net change in client fund obligations	51,671	1,425,782
Taxes paid related to net share settlement of equity awards	(33,402)	(60,809)
Payment of debt issuance costs	(9)	(9)
Net cash provided by financing activities	18,260	1,364,964
Net change in cash, cash equivalents and funds held for clients' cash and cash equivalents	44,257	1,162,671
Cash, cash equivalents and funds held for clients' cash and cash equivalents—beginning of period	1,492,133	1,945,881
Cash, cash equivalents and funds held for clients' cash and cash equivalents—end of period	$1,536,390	$3,108,552
Supplemental Disclosure of Non-Cash Investing and Financing Activities
Purchases of property and equipment and internal-use software, accrued but not paid	$1,479	$3,079
Liabilities assumed for acquisition	$—	$2,165
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$311	$63
Cash paid (refunds received) for income taxes	$(119)	$13
Reconciliation of cash, cash equivalents and funds held for clients' cash and cash equivalents to the Consolidated Balance Sheets
Cash and cash equivalents	$221,514	$66,431
Funds held for clients' cash and cash equivalents	1,314,876	3,042,121
Total cash, cash equivalents and funds held for clients' cash and cash equivalents	$1,536,390	$3,108,552

Paylocity Holding Corporation

Reconciliation of GAAP to non-GAAP Financial Measures

(In thousands except per share data)

	Three Months Ended
	September 30,
	2020	2021
Reconciliation from Gross profit to Adjusted gross profit:
Gross profit	$86,414	$118,448
Amortization of capitalized internal-use software costs	5,386	6,128
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	2,403	3,527
Other items (1)	-	12
Adjusted gross profit	$94,203	$128,115

	Three Months Ended
	September 30,
	2020	2021
Reconciliation from Operating income to Non-GAAP operating income:
Operating income	$3,449	$10,252
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	16,737	23,756
Amortization of acquired intangibles	844	1,352
Other items (2)	360	803
Non-GAAP operating income	$21,390	$36,163

	Three Months Ended
	September 30,
	2020	2021
Reconciliation from Net income to Non-GAAP net income:
Net income	$12,460	$30,932
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	16,737	23,756
Amortization of acquired intangibles	844	1,352
Other items (2)	360	803
Income tax effect on adjustments (3)	(9,200)	(23,688)
Non-GAAP net income	$21,201	$33,155

	Three Months Ended
	September 30,
	2020	2021
Calculation of Non-GAAP net income per share:
Non-GAAP net income	$21,201	$33,155
Diluted weighted-average number of common shares	56,050	56,506
Non-GAAP net income per share	$0.38	$0.59

	Three Months Ended
	September 30,
	2020	2021
Reconciliation from Net income to Adjusted EBITDA:
Net income	$12,460	$30,932
Interest expense	340	108
Income tax benefit	(9,268)	(20,797)
Depreciation and amortization expense	10,235	11,322
EBITDA	13,767	21,565
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	16,737	23,756
Other items (2)	360	803
Adjusted EBITDA	$30,864	$46,124

	Three Months Ended
	September 30,
	2020	2021
Reconciliation of Non-GAAP Sales and Marketing:
Sales and marketing	$37,674	$49,885
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	4,348	6,020
Other items (1)	-	26
Non-GAAP sales and marketing	$33,326	$43,839

	Three Months Ended
	September 30,
	2020	2021
Reconciliation of Non-GAAP total Research and Development:
Research and development	$18,647	$23,076
Capitalized internal-use software costs	7,884	9,159
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	2,851	4,774
Other items (1)	155	143
Non-GAAP total research and development	$23,525	$27,318

	Three Months Ended
	September 30,
	2020	2021
Reconciliation of Non-GAAP General and Administrative:
General and administrative	$26,644	$35,235
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	7,135	9,435
Amortization of acquired intangibles	844	1,352
Other items (2)	205	622
Non-GAAP general and administrative	$18,460	$23,826

(1)  Represents certain nonrecurring acquisition-related costs.

(2)  Represents nonrecurring costs including acquisition-related and lease exit costs.

(3)  Includes the income tax effect on non-GAAP net income adjustments related to stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, amortization of acquired intangibles and other items, which include acquisition-related and lease exit costs.